MAINSTAY VP FUNDS TRUST

MainStay VP Natural Resources Portfolio

(the “Portfolio”)

Supplement dated August 23, 2023 (“Supplement”) to the Summary Prospectuses and Prospectus, and

Statement of Additional Information, each dated May 1, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and Statement of Additional Information.

Effective immediately, Albert Chu will no longer serve as a portfolio manager for the Portfolio. All references to Mr. Chu are deleted in their entirety. Except for this change, the Portfolio’s portfolio management team will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.